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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): December 1, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-FLX1
                   ------------------------------------------
                         (exact name of issuing entity)
           Commission File Number of the issuing entity: 333-132042-38

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

                  Delaware                                95-4791925
          ----------------------------                 ----------------
          (State or Other Jurisdiction                 (I.R.S. Employer
               of Incorporation)                     Identification No.)

    155 North Lake Avenue
     Pasadena, California                                91101
--------------------------------------                 -----------
    (Address of Principal                              (Zip Code)
     Executive Offices)



Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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[ ]  Pre-commencement communications pursuant to Rule 14e-4(c) under the
     Exchange Act (17 CFR 240.14e-4(c))

Section 8  Other Events

Item 8.01  Other Events.

On September 28, 2006, IndyMac MBS, Inc. (the "Company") entered into a pooling and servicing agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-FLX1, Mortgage Pass-Through Certificates, Series 2006-FLX1 (the "Certificates"). The Pooling and Servicing Agreement was filed as Exhibit 99.1 on the Form 8-K on October 13, 2006 under accession number 0000905148-06-006198.

On December 1, 2006, the Company, IndyMac and the Trustee entered into an agreement to amend the Pooling and Servicing Agreement (the "Amendment") date as of December 1, 2006. The Amendment is annexed hereto as Exhibit 99.1.



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Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit No.       Description

   99.1 The Amendment, dated as of December 1, 2006, by and among the Company, the Servicer and the Trustee.



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SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INDYMAC MBS, INC.



                                             By:  /s/ Victor H. Woodworth
                                                 ----------------------------
                                                    Victor H. Woodworth
                                                    Vice President



Dated: December 1, 2006


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                                  Exhibit Index

Exhibit

 99.1 The Amendment, dated as of December 1, 2006, by and among the Company, the Servicer and the Trustee.